UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 28, 2019
(Date of earliest event reported)

BBCMS Mortgage Trust 2019-C4
(Central Index Key Number 0001780131)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC
(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

Rialto Real Estate Fund III – Debt, LP
(Central Index Key Number 0001654834)

(Exact name of sponsor as specified in its charter)

CIBC Inc.
(Central Index Key Number 0001548567)

(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-226850-03	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.          Other Events.

On August 28, 2019, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of August 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of BBCMS Mortgage Trust 2019-C4, Commercial Mortgage Pass-Through Certificates, Series 2019-C4.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
Moffett Towers II – Buildings 3 & 4	4.12	4.2
188 Spear Street	4.13	N/A
Vanguard Portfolio	4.14	4.3
ExchangeRight Net Leased Portfolio 28	4.15	N/A
Inland Life Storage Portfolio	4.16	4.4(1)
2 North 6th Place	4.17	4.5
ILPT Hawaii Portfolio	4.18	4.6
Meidinger Tower	4.19	N/A
125 Borinquen Place	4.20	4.7
Visions Hotel Portfolio II	4.21	4.7
Maui Portfolio	4.22	N/A
SWVP Portfolio	4.23	4.3
Mount Kemble	4.24	4.4
Renaissance Center VI	4.25	4.4
Marriott SpringHill Suites and Towneplace Suites	4.26	N/A
ExchangeRight Net Leased Portfolio #27	4.27	4.8
10000 Santa Monica Boulevard	4.28	4.9
Town Square	4.29	4.10
Ambler Yards	4.30	N/A(1)
CIRE Equity Retail & Industrial Portfolio	4.31	4.11
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement or the pooling and servicing agreement for the WFCM 2019-C52 transaction, as applicable, until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Wells Fargo Bank, National Association has appointed Midland Loan Services, a Division of PNC Bank, National Association as a subservicer with respect to twelve (12) Mortgage Loans, representing approximately 12.8% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of August 1, 2019 and attached hereto as Exhibit 4.32, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer, the terms of which agreement are described in the Depositor’s Prospectus dated August 27, 2019 and as filed with the Securities and Exchange Commission on August 28, 2019 (the “Prospectus”) under “Transaction Parties—The UBS AG, New York Branch Mortgage Loan Primary Servicer—The Midland Primary Servicing Agreement”.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $835,403,000, were sold to Barclays Capital Inc. (“Barclays”), UBS Securities LLC (“UBS Securities”), SG Americas Securities, LLC (“SGAS”), Natixis Securities Americas LLC (“Natixis Securities”), CIBC World Markets Corp. (“CIBCWM”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and, together in such capacity with Barclays, UBS Securities, SGAS, Natixis Securities, CIBCWM and Drexel, the “Underwriters”), pursuant to the underwriting agreement, dated as of August 9, 2019 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On August 28, 2019, the Registrant also sold the Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class H-RR, Class S and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $101,936,142, to Barclays, UBS Securities, SGAS, Natixis Securities, Drexel and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of August 9, 2019, between the Registrant, BCHI and the Initial Purchasers. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2019-C4 (the “Issuing Entity”), a common law trust fund formed on August 28, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 73 commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of August 9, 2019, among the Registrant, BCHI and BCRE, (ii) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of August 9, 2019, among the Registrant, Société Générale and SGFC, (iii) UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of August 9, 2019, between the Registrant and UBS AG, (iv) Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of August 9, 2019, between the Registrant and SMC, (v) Rialto Real Estate Fund III – Debt, LP (“RREF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of August 9, 2019, between the Registrant and RREF, (vi) CIBC Inc. (“CIBC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of August 9, 2019, between the Registrant and CIBC, and (vii) Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of August 9, 2019, between the Registrant and NREC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated August 27, 2019 and as filed with the Securities and Exchange Commission on August 28, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of August 27, 2019.

On August 28, 2019, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $835,403,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $9,861,774, were approximately $1,008,211,858. Of the expenses paid by the Registrant, approximately $328,728 were paid directly to affiliates of the Registrant, $50,000 in the form of fees were paid to the Underwriters,

$125,000 were paid to or for the Underwriters and $9,383,047 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. The related registration statement (file no. 333-226850) was originally declared effective on September 25, 2018.

Credit Risk Retention

The Horizontal Risk Retention Certificates (as defined in the Pooling and Servicing Agreement) were sold to RREF III-D BBCMS 2019-C4 MOA-HRR, LLC (a majority-owned affiliate of the Retaining Sponsor (as defined in the Pooling and Servicing Agreement)) for $7,928,192 (representing 0.7787% of the fair value of all Classes of Regular Certificates (as defined in the Pooling and Servicing Agreement), based on actual sale prices and finalized tranche sizes) pursuant to the Certificate Purchase Agreement. The VRR Interest (as defined in the Pooling and Servicing Agreement) represents 4.23% of the Certificate Balance, Notional Amount or Percentage Interest of each Class of Regular Certificates. If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $50,903,682, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Regular Certificates, excluding accrued interest.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated August 5, 2019 and as filed with the Securities and Exchange Commission on August 5, 2019 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)          Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of August 9, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., UBS Securities LLC, SG Americas Securities, LLC, Natixis Securities Americas LLC, CIBC World Markets Corp., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of July 11, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of June 1, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of August 1, 2019, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Trust and Servicing Agreement, dated as of April 23, 2019, among Natixis Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, and Wells Fargo Bank, National Association, as trustee and as certificate administrator.
Exhibit 4.6	Trust and Servicing Agreement, dated as of March 7, 2019, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as custodian and as trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.7	Pooling and Servicing Agreement, dated as of July 1, 2019, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo

Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.8	Pooling and Servicing Agreement, dated as of July 1, 2019, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.9	Trust and Servicing Agreement, dated as of June 4, 2019, among Natixis Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer and as special servicer, and Wells Fargo Bank, National Association, as trustee and as certificate administrator.
Exhibit 4.10	Pooling and Servicing Agreement, dated as of May 1, 2019, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.11	Pooling and Servicing Agreement, dated as of August 1, 2019, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, Pacific Life Insurance Company and Trimont Real Estate Advisors, LLC, each as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.12	Co-Lender Agreement, dated as of July 11, 2019, by and among Barclays Bank PLC, as Note A-1-A and Note B-1 Holder, Barclays Capital Real Estate Inc., as Initial Note A-1-B Holder, Initial Note A-1-D Holder and Initial Note A-1-E Holder, Bank of America, N.A., as Note A-1-C Holder, Deutsche Bank AG, New York Branch, as Initial Note A-2-A holder, Initial Note A-2-B Holder, Initial Note A-2-C Holder and Initial Note B-2 Holder. and Goldman Sachs Bank USA, as Initial Note A-3-A Holder, Initial Note A-3-B Holder, Initial Note A-3-C Holder and Initial Note B-3 Holder.
Exhibit 4.13	Agreement Between Note Holders, dated as of June 14, 2019, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder, Barclays Capital Real Estate Inc., as Initial Note A-2 Holder and Barclays Capital Real Estate Inc., as Initial Note A-3 Holder.
Exhibit 4.14	Amended and Restated Co-Lender Agreement, dated as of June 11, 2019, by and among Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder, Natixis Real Estate Capital LLC, as Note A-3 Holder, Natixis Real Estate Capital LLC, as Note A-4 Holder, Natixis Real Estate Capital LLC, as Note A-5 Holder, Natixis Real Estate Capital LLC, as Note A-6 Holder, and TCM CRE REIT LLC, as Note B Holder.
Exhibit 4.15	Agreement Between Note Holders, dated as of August 28, 2019 by and among, Societe Generale Financial Corporation, as Initial Note A-1 Holder, Societe Generale Financial

Corporation, as Initial Note A-2 Holder, and Societe Generale Financial Corporation, as Initial Note A-3 Holder.

Exhibit 4.16	Agreement Between Note Holders, dated as of July 2, 2019 by and between, KeyBank National Association, as Initial Note A-1-A Holder, Initial Note A-1-B Holder and Initial Note A-1-C Holder, and Barclays Capital Real Estate Inc., as Initial Note A-2-A Holder and Initial Note A-2-B Holder.
Exhibit 4.17	Amended and Restated Co-Lender Agreement, dated as of February 11, 2019, by and among Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder, Natixis Real Estate Capital LLC, as Note A-3 Holder, Natixis Real Estate Capital LLC, as Note A-B Holder and John Hancock Life Insurance Company (U.S.A.), as Note B Holder.
Exhibit 4.18	Agreement Between Note Holders, dated as of March 7, 2019, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-5-1 Holder, Initial Note A-5-2 Holder, Initial Note A-5-3 Holder and Initial Note A-5-4 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, Initial Note A-6-1 Holder, Initial Note A-6-2 Holder and Initial Note A-6-3 Holder, UBS AG, New York Branch, as Initial Note A-3 Holder, Initial Note A-7-1 Holder, Initial Note A-7-2 Holder, Initial Note A-9 Holder, Initial Note A-10 Holder and Initial Note A-11 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-4 Holder, Initial Note A-8-1 Holder and Initial Note A-8-2 Holder.
Exhibit 4.19	Agreement Between Note Holders, dated as of August 28, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder.
Exhibit 4.20	Co-Lender Agreement, dated as of May 31, 2019, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder.
Exhibit 4.21	Co-Lender Agreement, dated as of June 11, 2019, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, Starwood Mortgage Capital LLC, as Initial Note A-2 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-3 Holder.
Exhibit 4.22	Agreement Between Note Holders, dated as of August 28, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder.
Exhibit 4.23	Co-Lender Agreement, dated as of June 11, 2019, by and between Societe Generale Financial Corporation and JPMorgan Chase Bank, National Association.
Exhibit 4.24	Co-Lender Agreement, dated as of July 25, 2019, by and between BSPRT Finance Sub-Lender II, LLC, as Note A-1 Holder, and BSPRT Finance Sub-Lender II, LLC, as Note A-2 Holder.

Exhibit 4.25	Co-Lender Agreement, dated as of July 25, 2019, by and between BSPRT Finance Sub-Lender I, LLC, as Note A-1 Holder, and BSPRT Finance Sub-Lender I, LLC, as Note A-2 Holder.
Exhibit 4.26	Co-Lender Agreement, dated as of June 6, 2019, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder.
Exhibit 4.27	Agreement Between Note Holders, dated as of June 14, 2019, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder.
Exhibit 4.28	Co-Lender Agreement, dated as of June 4, 2019, by and among Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder, Natixis Real Estate Capital LLC, as Note A-3 Holder, Natixis Real Estate Capital LLC, as Note A-4 Holder, Natixis Real Estate Capital LLC, as Note A-5 Holder, Natixis Real Estate Capital LC, as Note A-6 Holder, Natixis Real Estate Capital LLC, as Note A-7 Holder, and Natixis Real Estate Capital LLC, as Note A-B Holder.
Exhibit 4.29	Co-Lender Agreement, dated as of April 12, 2019, by and between BSPRT Finance Sub-Lender I, LLC, as Note A-1 Holder, and BSPRT Finance Sub-Lender I, LLC, as Note A-2 Holder.
Exhibit 4.30	Agreement Between Note Holders, dated as of August 28, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder.
Exhibit 4.31	Agreement Between Noteholders, dated as of July 11, 2019, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-3 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-5 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-6 Holder.
Exhibit 4.32	Primary Servicing Agreement, dated as of August 1, 2019, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 28, 2019.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 28, 2019 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 27, 2019.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of August 9, 2019, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of August 9, 2019, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of August 9, 2019, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of August 9, 2019, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of August 9, 2019, between Rialto Real Estate Fund III – Debt, LP, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of August 9, 2019, between CIBC Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated as of August 9, 2019, between Natixis Real Estate Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 28, 2019	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer